Exhibit 10.7.3

Execution Copy

FIRST AMENDMENT TO

LETTER OF CREDIT

FACILITY AGREEMENTS

THIS FIRST AMENDMENT TO LETTER OF CREDIT FACILITY AGREEMENTS (this “Amendment”) made as of the 23rd day of December, 2002, between MUNIMAE MIDLAND CONSTRUCTION FINANCE, LLC, a Maryland limited liability company (“MMCF”), MIDLAND MORTGAGE INVESTMENT CORPORATION, a Florida corporation (“MMI”) (MMCF and MMI are collectively referred to herein as the “Companies”) and BANK OF AMERICA, N.A. (the “Bank”).

WITNESSETH

WHEREAS, MMCF and MMI each entered into a Letter of Credit Facility Agreement dated October 18, 2002 with the Bank (individually the “MMCF Facility Agreement” and the “MMI Facility Agreement,” and collectively the “Facility Agreements”); and

WHEREAS, the Companies have requested that the Bank make certain amendments to the Facility Agreements, and the Bank is willing to do so subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1. Defined Terms. All capitalized terms used but not otherwise defined in this Amendment shall have the meaning ascribed to them in the Facility Agreements. Unless otherwise specified, all section references herein refer to sections of the Facility Agreements.

2. Amendments to the MMCF Facility Agreement.

2.1 (a) The “Whereas Clauses” are amended to read as follows:

“WHEREAS, Fannie Mae, a corporation organized under the Federal National Mortgage Association Charter Act, 12 U.S.C. § 1716 et. seq. (“Fannie Mae”) is prepared to make certain loans to developers of multi-family residential properties under its Construction Advance Loan Program (“CAL Program”) and Freddie Mac, a corporation organized under the Federal Home Loan Mortgage Corporation Act, 12 U.S.C. § 1452 et. seq. (“Freddie Mac”) is prepared to provide standby credit enhancement instruments pursuant to its Bond Credit Enhancement Program (the “Bond Enhancement Program”);

WHEREAS, it is a condition to the making of loans under the CAL Program that a standby letter of credit (“Construction Letter of Credit”) be issued by a national, federally insured, financial institution in favor of Fannie Mae with respect to each such loan;

WHEREAS, it is a condition to the issuance of credit enhancement instruments under the Bond Enhancement Program that a standby letter of credit (“Bond Enhancement Letter of Credit”) be issued by a national, federally insured, financial institution in favor of Freddie Mac, with respect to each credit enhancement instrument issued by Freddie Mac.

WHEREAS, the Freddie Mac Commitment issued by Freddie Mac in connection with the Bond Enhancement Program requires that the Company pay a Forward Commitment Deposit Fee which may be posted in the form of a standby letter of credit (“Deposit Fee Letter of Credit”) in the amount of such fee;

WHEREAS, the Company, in its capacity as Construction Lender and Servicer under the CAL Program and the Bond Enhancement Program, wishes to apply from time to time to Bank for the issuance of such letters of credit; and

WHEREAS, the Bank is prepared to issue such letters of credit in favor of Fannie Mae and Freddie Mac on the terms and conditions set forth herein:”

(b) The CAL Program and the Bond Enhancement Programs are collectively referred to in the MMCF Facility Agreement as the “Programs.”

(c) Each reference in the MMCF Facility Agreement to the “CAL Program” shall mean the “Programs” unless the context dictates otherwise.

(d) Each reference in the MMCF Facility Agreement to “Fannie Mae” shall mean “Fannie Mae or Freddie Mac” unless the context dictates otherwise.

2.2 The definition of “Bond Credit Enhancement and Commitment Fee Facility” is amended to read as follows:

“ ‘Bond Credit Enhancement and Commitment Fee Facility’ means the Letter of Credit Facility Agreement between the Bank and MMI pursuant to which the Bank has agreed to issue letters of credit in favor of Fannie Mae and Freddie Mac with respect to (a) Fannie Mae’s and Freddie Mac’s credit enhancement of tax-exempt multi-family housing revenue bonds, and (b) the commitment deposit fee requirements under the CAL Program and the Bond Enhancement Programs.”

2.3 The definition of “Construction Loan Facility Amount” is amended to read as follows:

“ ‘Construction Loan Facility Amount’ means the amount equal to $65,000,000 (the “Base Amount”) minus the L/C Obligations outstanding under the Bond Credit Enhancement and Commitment Fee Facility, provided that such Base Amount (i) shall be increased by an amount equal to any reduction, following the date hereof, in any commitment (other than the commitments under the Facility Agreements) of the Bank in favor of the Parents or any subsidiary thereof, and (ii) in any event, shall be increased to $100,000,000 on June 30, 2003.”

2.4 The definition of “Expiry Date” is amended to read as follows:

“ ‘Expiry Date’ means the last day a drawing may be made under a Letter of Credit, which such date shall be approved by Fannie Mae or Freddie Mac but in no event shall be later than forty-two (42) months after the date of issuance of such Letter of Credit.”

2.5 The following definition is added to the MMCF Facility Agreement:

“ ‘Freddie Mac’ means the Federal Home Loan Mortgage Corporation, a corporation organized and existing under the Federal Home Loan Mortgage Corporation Act, 12 U.S.C. § 1452 et. seq.”

2.6 The definition of “Letter of Credit” is amended to read as follows:

“ ‘Letter of Credit’ means a Construction Letter of Credit, a Bond Enhancement Letter of Credit or a Deposit Fee Letter of Credit (each as defined in the Recitals) issued by the Bank for the account of the Company in favor of Fannie Mae or Freddie Mac substantially in the form attached hereto as Exhibit B-1 (Fannie Mae) or Exhibit B-2 (Freddie Mac), as provided hereunder.”

2.7 The definition of “Pension Funds” is amended to read as follows:

“ ‘Pension Funds’ means the Detroit Pension Fund, the Wayne County Pension Fund, and the City of Detroit General Retirement System.”

2.8 The definition of “Pension Fund L/C” is amended to read as follows:

(a) The introductory paragraph:

“ ‘Pension Fund L/C’ means any standby letter of credit issued by one of the Pension Funds, as security for the Letters of Credit issued hereunder, each of which shall:”

(b) Clause (e):

“(e) have an expiration date at least 30 days after the Expiry Date of the Letter of Credit which such Pension Fund L/C secures; and”

2.9 Section 2.01(b) is amended to read as follows:

(a) “(iii) the requested Expiry Date of such Letter of Credit is more than forty-two (42) months after the date such Letter of Credit is issued; or”

(b) “(iv) such Letter of Credit is not secured, as of the date of its issuance, by a Pension Fund L/C having an expiry date of at least thirty (30) days following the Expiry Date of such Letter of Credit.”

2.10 The second sentence of Section 2.12 is amended to read as follows:

“The Bank will consider such request only if (a) the Bank receives evidence satisfactory to it that the Pension Fund L/C which secures the Letter of Credit for which such request has been made has been extended to have an expiry date of at least thirty (30) days after the extended Expiry Date, and (b) at the time of such extension, the Pension Fund which has issued the Pension Fund L/C which secures such Letter of Credit has an S&P credit rating of “A-” or higher.”

2.11 Exhibit B is redesignated as Exhibit B-1, and Exhibit B-2 in the form attached hereto is added to MMCF Agreement.

3. Amendments to the MMI Facility Agreement.

3.1 (a) The “Whereas Clauses” are amended to read as follows:

“WHEREAS, Fannie Mae, a corporation organized under the Federal National Mortgage Association Charter Act, 12 U.S.C. § 1716 et seq. (“Fannie Mae”) is prepared to provide standby credit enhancement instruments pursuant to its DUS Bond Credit Enhancement Mortgage Loan Program and Freddie Mac, a corporation organized under the Federal Home Loan Mortgage Corporation Act, 12 U.S.C. § 1452 et. seq. (“Freddie Mac”) is prepared to provide standby credit enhancement instruments pursuant to its Bond Credit Enhancement Program (the “Bond Enhancement Programs”);

WHEREAS, it is a condition to the issuance of credit enhancement instruments under the Bond Enhancement Programs that a standby letter of credit (“Construction Letter of Credit”) be issued by a national, federally insured, financial institution in favor of Fannie Mae or Freddie Mac with respect to each credit enhancement instrument issued by Fannie Mae or Freddie Mac;

WHEREAS, the Fannie Mae and Freddie Mac Commitments in connection with the Bond Enhancement Programs and the Construction Advance Loan Program require that the Company pay a Forward Commitment Deposit Fee which may be posted in the form of a standby letter of credit (“Deposit Fee Letter of Credit”) in the amount of such fee;

WHEREAS, the Company, in its capacity as Construction Lender and Servicer under the Bond Enhancement Programs, wishes to apply from time to time to Bank for the issuance of such letters of credit; and

WHEREAS, the Bank is prepared to issue such letters of credit in favor of Fannie Mae and Freddie Mac on the terms and conditions set forth herein;”

(b) Each reference in the MMI Facility Agreement to the “Bond Enhancement Program” shall mean the “Bond Enhancement Programs” unless the context dictates otherwise.

(c) Each reference in the MMI Facility Agreement to “Fannie Mae” shall mean “Fannie Mae or Freddie Mac” unless the context dictates otherwise.

3.2 The third “Whereas Clause” is amended to read as follows:

“WHEREAS, the Fannie Mae Commitment issued by Fannie Mae in connection with its Bond Enhancement Program and the Construction Advance Loan Program and the Freddie Mac Commitment issued by Freddie Mac in connection with its Bond Enhancement Program require that the Company pay a Forward Commitment Deposit Fee which may be posted in the form of a standby letter of credit (“Deposit Fee Letter of Credit”) in the amount of such fee;”

3.3 The definition of “Bond Enhancement Facility Amount” is amended to read as follows:

“ ‘Bond Enhancement Facility Amount’ means the amount equal to $65,000,000 (the “Base Amount”) minus the L/C Obligations outstanding under the Construction Advance Loan Facility, provided that such Base Amount (i) shall be increased by an amount equal to any reduction, following the date hereof, in any commitment (other than the commitment under the Facility Agreements) of the Bank in favor of the Parents or any subsidiary thereof, and (ii) in any event, shall be increased to $100,000,000 on June 30, 2003.”

3.4. The definition of “Construction Advance Loan Facility” is amended to read as follows:

“ ‘Construction Advance Loan Facility’ means the Letter of Credit Facility Agreement between the Bank and MMCF pursuant to which the Bank has agreed to issue letters of credit in favor of Fannie Mae and Freddie Mac with respect to loans to developers of multi-family residential properties under the Construction Advance Loan Program and with respect to the Bond Enhancement Program of Freddie Mac.”

3.5 The definition of “Expiry Date” is amended to read as follows:

“ ‘Expiry Date’ means the last day a drawing may be made under a Letter of Credit, which such date shall be approved by Fannie Mae or Freddie Mac but in no event shall be later than forty-two (42) months after the date of issuance of such Letter of Credit.”

3.6 The following definition is added to the MMI Facility Agreement:

“ ‘Freddie Mac’ means the Federal Home Loan Mortgage Corporation, a corporation organized and existing under the Federal Home Loan Mortgage Corporation Act, 12 U.S.C. § 1452 et. seq.”

3.7 The definition of “Letter of Credit” is amended to read as follows:

“ ‘Letter of Credit’ means either a Construction Letter of Credit or a Deposit Fee Letter of Credit (each as defined in the Recitals) issued by the Bank for the account of the Company in favor of Fannie Mae or Freddie Mac substantially in the form attached hereto as Exhibit B-1 (Fannie Mae) or Exhibit B-2 (Freddie Mac), as provided for hereunder.”

3.8 The definition of “Pension Funds” is amended to read as follows:

“ ‘Pension Funds’ means the Detroit Pension Fund, the Wayne County Pension Fund, and the City of Detroit General Retirement System.”

3.9 The definition of “Pension Fund L/C” is amended to read as follows:

(a) The introductory paragraph:

“ ‘Pension Fund L/C’ means any standby letter of credit issued by one of the Pension Funds, as security for the Letters of Credit issued hereunder, each of which shall:”

(b) Clause (e):

“(e) have an expiration date at least 30 days after the Expiry Date of the Letter of Credit which such Pension Fund L/C secures; and”

3.10 Section 2.01(b) is amended to read as follows:

(a) “(iii) the requested Expiry Date of such Letter of Credit is more than forty-two (42) months after the date such Letter of Credit is issued; or”

(b) “(iv) such Letter of Credit is not secured, as of the date of its issuance, by a Pension Fund L/C having an expiry date of at least thirty (30) days following the Expiry Date of such Letter of Credit.”

3.11 The second sentence of Section 2.12 is amended to read as follows:

“The Bank will consider such request only if (a) the Bank receives evidence satisfactory to it that the Pension Fund L/C which secures the Letter of Credit for which such request has been made has been extended to have an expiry date of at least thirty (30) days after the extended Expiry Date, and (b) at the time of such extension, the Pension Fund which has issued the Pension Fund L/C which secures such Letter of Credit has an S&P credit rating of “A-” or higher.”

3.12 Exhibit B is redesignated as Exhibit B-1, and Exhibit B-2 in the form attached hereto is added to MMI Agreement.

4. Effectiveness of Amendment. This Amendment shall be effective upon receipt by the Bank of an executed copy of this Amendment.

5. Ratifications, Representations and Warranties.

(a) The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Facility Agreements and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Facility Agreements are ratified and confirmed and shall continue in full force and effect. MMCF, MMI and the Bank agree that the Facility Agreements, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

(b) To induce the Bank to enter into this Amendment, MMCF and MMI ratify and confirm each representation and warranty set forth in the

Facility Agreements as if such representations and warranties were made on the even date herewith, and further represent and warrant (i) that there has not occurred since the date of the last financial statements delivered to the Bank any event or circumstance that has resulted or could reasonably be expected to result in a Material Adverse Effect, (ii) that no Event of Default exists on the date hereof, and (iii) that MMCF and MMI are each fully authorized to enter into this Amendment.

6. Benefits. This Amendment shall be binding upon and inure to the benefit of MMCF, MMI and the Bank, and their respective successors and assigns; provided, however, that MMCF and MMI may not, without the prior written consent of the Bank, assign any rights, powers, duties or obligations under this Amendment, or the Facility Agreements.

7. Construction. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

8. Invalid Provisions. If any provision of this Amendment is held to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable and the remaining provisions of this Amendment shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance.

9. Entire Agreement. The Facility Agreements, as amended by this Amendment, contain the entire agreement among the parties regarding the subject matter hereof and supersedes all prior written and oral agreements and understandings among the parties hereto regarding same.

10. Reference to Facility Agreement. The Facility Agreements and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Facility Agreements, as amended hereby, are hereby amended so that any reference in the Facility Agreements to the Facility Agreements shall mean a reference to the Facility Agreements as amended hereby.

11. Counterparts. This Amendment may be separately executed in any number of counterparts, each of which shall be an original, but all of which, taken together, shall be deemed to constitute one and the same agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

MUNIMAE MIDLAND CONSTRUCTION FINANCE, LLC
By:	MuniMae Midland, LLC
Sole Member

By:	/s/ Keith J. Gloeckl

Name:	Keith J. Gloeckl

Title:	Executive Vice President

NOTICE ADDRESS:

33 North Garden Avenue
Suite 1200
Clearwater, Florida 33755
Attention: Lynn Coovert
Facsimile: (727) 443-6067

MIDLAND MORTGAGE INVESTMENT CORPORATION

By:	/s/ Keith J. Gloeckl

Name:	Keith J. Gloeckl

Title:	President

NOTICE ADDRESS:

33 North Garden Avenue, Suite 1200
Clearwater, Florida 33755
Attention: Thomas Vandergrift
Facsimile: (727) 443-6067

BANK OF AMERICA, N.A

By:	/s/ Jeff Journey

Name:	Jeff Journey

Title:	Senior Vice President

NOTICE ADDRESS:

901 Main Street
51st Floor
TX1-492-51-01
Dallas, Texas 75202-3715
Telephone: (214) 209-9325
Facsimile: (214) 209-1571
Attention: Loan Administration – Susan Mogish

With copy to:

Bank of America, N.A.
333 S. Beaudry Avenue, 19th Floor
CA9-703-19-23
Los Angeles, CA 90017-1466
Telephone: (213) 345-0098
Facsimile: (213) 345-6710